SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                   ----------

                                   FORM 8-K/A

                                 Amendment No. 1

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 12, 2000



                               ASTA FUNDING, INC.

             (Exact name of registrant as specified in its charter)


                                    Delaware

                 (State or other jurisdiction of incorporation)


        0-26906                                          22-3388607
  --------------------------                        ------------------
   (Commission File Number)                    (IRS Employer Identification No.)


              210 Sylvan Avenue, Englewood Cliffs, New Jersey 07632
   ---------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


         Registrant's telephone number, including area code: 201-567-5648

                                 Not Applicable

          (Former name of former address, if changed since last report)

Item 5.  Other Events

         On October 12, 2000, AstaFunding.com, LLC, a subsidiary of Asta Funding, Inc., entered into an Amended and Restated Stock Purchase Agreement with Small Business Resources, Inc., Small Business Worldwide, Inc., the newly-formed holding company for SBR, and Hispanic Business Resources, Inc., a subsidiary of SBR. The Amended and Restated Agreement amended and restated the terms of the transactions under the Stock Purchase Agreement dated as of February 14, 2000 between AstaFunding.com and SBR. Pursuant to the original
February 14th Agreement and amendments 1 through 8 to that agreement, AstaFunding.com had advanced an aggregate of $2,100,000 of loans to SBR.

         Under the Amended and Restated Agreement, AstaFunding.com canceled $750,000 of such indebtedness and contributed this amount to the capital of SBW and HBR in exchange for (among other thing):

     o shares of SBW's common stock, representing 19.9% of SBW's outstanding common stock giving effect to such issuance;

     o a warrant to purchase up to an additional 1,698,184 shares (subject to reduction if the loans specified below are not advanced) of SBW's common stock, exercisable at any time until October 12, 2005 for an exercise price of $0.01 per share; and

     o 1,020,000 shares of HBR's common stock, representing 51% of HBR's outstanding common stock giving effect to such issuance.

In addition, under the Amended and Restated Agreement, AstaFunding.com made an additional loan to SBR in the amount of $175,000 and has agreed to extend additional loans to SBR in the amounts of $125,000 and $100,000 in November 2000 and December 2000, respectively, provided that SBR meets certain projections. The amounts extended to SBR have been funded by cash contributed to AstaFunding.com by Asta from Asta's operations.

         SBR is a business-to-business e-commerce company that provides a business portal where small business owners can access content, products, resources and advice. To date, HBR has not conducted any business, other than corporate organizational activities.

Item 7.  Financial Statements and Exhibits

(c)               Exhibits:

          99.1 Amended and Restated Stock Purchase Agreement dated as of October 12, 2000 by and among Small Business Worldwide, Inc., Small Business Resources, Inc., Hispanic Business Resources, Inc. and AstaFunding.com, LLC

          99.2 Common Stock Purchase Warrant dated October 12, 2000 issued by Small Business Worldwide to AstaFunding.Com, LLC

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 ASTA FUNDING, INC.


                                                 /s/ Mitchell Herman
                                                 Mitchell Herman

                                                 Chief Financial Officer

Dated:  November 1, 2000